Pursuant to Rule 497(e)
Registration No. 333-32798

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated October 7, 2009, to the Prospectus

dated April 30, 2009, as supplemented and amended to date

At a special meeting of shareholders held on October 6, 2009 (the “Meeting”), the shareholders of the SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”), approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington Management Company, LLP (“Wellington”). Wellington had previously been serving as subadviser to the Fund under an interim subadvisory agreement. At this Meeting, shareholders of the Fund also approved the operation of the Fund in a manner consistent with the Fund’s exemptive order from the Securities and Exchange Commission that permits SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board but without obtaining shareholder approval, subject to certain conditions.

Accordingly, the first paragraph under the heading “Fund Management,” on page 22 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

“Adviser. SunAmerica Asset Management Corp. (“SunAmerica” or the “Adviser”) selects and manages the investments, provides various administrative services, and supervises the daily business of the Fund, except to the extent it has delegated management of the Fund to a subadviser. SunAmerica may terminate any agreement with a subadviser at any time. Moreover, SunAmerica has received an exemptive order from the SEC that permits SunAmerica, subject to certain conditions, to enter into agreements relating to the Fund with unaffiliated subadvisers approved by the Board of Directors without obtaining shareholder approval. The exemptive order permits SunAmerica, subject to the approval of the Board but without shareholder approval, to employ new unaffiliated subadvisers for the Fund, change the terms of particular agreements with unaffiliated subadvisers for the Fund or continue the employment of existing unaffiliated subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders of the Fund have the right to terminate an agreement with subadvisers for the Fund at any time by a vote of the majority of the outstanding voting securities. Shareholders will be notified of any subadviser changes that are made pursuant to the exemptive order. The termination and subsequent replacement of a subadviser can increase transaction costs and portfolio turnover rates, which may result in distributions of short-term capital gains and other tax consequences to shareholders. The order also permits the Fund to disclose subadviser fees only in the aggregate to the extent there is more than one subadviser of the Fund.

SunAmerica is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992. SunAmerica was organized in 1982 under the laws of Delaware, and managed, advised or administered approximately $31.6 billion of assets as of March 31, 2009. In addition to managing the Funds, SunAmerica serves as adviser, manager and/or administrator for Anchor Series Trust, SunAmerica Focused Series, Inc., Seasons Series Trust, SunAmerica Equity Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust, AIG Series Trust, SunAmerica Income Funds, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large-Cap Fund, Inc., VALIC I and VALIC II.”

In addition, effective October 6, 2009, the last paragraph under the heading “Adviser,” on page 22 of the Prospectus, is hereby deleted in its entirety and replaced with the following:

“Wellington Management Company, LLP (“Wellington”), the subadviser to the Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. SunAmerica, and not the Fund, compensates Wellington for its services. Pursuant to the subadvisory agreement between SunAmerica and Wellington, SunAmerica pays Wellington a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP3_SFPRO_4-09

SUNAMERICA SENIOR FLOATING RATE FUND, INC.

Supplement dated October 7, 2009, to the Statement of Additional Information

dated April 30, 2009, as supplemented and amended to date

At a special meeting of shareholders held on October 6, 2009 (the “Meeting”), the shareholders of the SunAmerica Senior Floating Rate Fund, Inc. (the “Fund”), approved a new subadvisory agreement between SunAmerica Asset Management Corp. (“SunAmerica”), the Fund’s investment adviser, and Wellington Management Company, LLP (“Wellington”). Wellington had previously been serving as subadviser to the Fund under an interim subadvisory agreement that went into effect on July 24, 2009.

Accordingly, the first sentence of the third paragraph on page B-3 of the SAI is hereby deleted in its entirety and replaced with the following:

“Effective July 24, 2009, Wellington Management Company, LLP (“Wellington”) became the Fund’s subadviser.”

Additionally, effective October 6, 2009, the first paragraph on page B-26 of the SAI is hereby deleted in its entirety and replaced with the following:

“Wellington Management Company, LLP (“Wellington”), the subadviser to the Fund, is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2008, Wellington had investment management authority with respect to approximately $420 billion in assets. SunAmerica, and not the Fund, compensates Wellington for its services. Pursuant to the subadvisory agreement between SunAmerica and Wellington, SunAmerica pays Wellington a subadvisory fee equal to an annual rate of 0.30% of average daily net assets on the first $500 million and 0.25% thereafter.”

In addition, the first paragraph after the chart titled “Advisory Fees” on page B-27, is hereby be deleted in its entirety and replaced with the following:

“Effective July 24, 2009, Wellington replaced AIGGIC as subadviser to the Fund. Under the prior subadvisory agreement between SunAmerica and AIGGIC, SunAmerica had paid AIGGIC a subadvisory fee based on a percentage of the Fund’s average daily net assets at the following rates: 0.25% up to and including $1 billion and 0.20% thereafter. For the fiscal years ended December 31, 2008, 2007 and 2006, SunAmerica paid AIGGIC subadvisory fees of $667,802, $824,157 and $527,060, respectively, under the prior subadvisory agreement. Pursuant to the current subadvisory agreement between SunAmerica and Wellington, SunAmerica, and not the Fund, pays Wellington a percentage of the Fund’s average daily net assets at the following rates: 0.30% up to and including $500 million and 0.25% thereafter.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SAI-SUP3_SFPRO_4-09